SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                        --------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): AUGUST 21, 1998


                           OPHTHALMIC IMAGING SYSTEMS
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

           CALIFORNIA                   1-11140                  94-3035367
  ----------------------------    ------------------------     --------------
  (State or Other Jurisdiction    (Commission File Number)     (IRS Employer
         Incorporation)                                        Identification
                                                                   Number)


221 LATHROP WAY, SUITE I, SACRAMENTO, CALIFORNIA                 95815
------------------------------------------------               ---------
 (Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code: (916) 646-2020

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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     Ernst & Young LLP ("E&Y") resigned as auditors of Ophthalmic Imaging Systems (the "Company") on August 21, 1998. Under E&Y's firm policy, E&Y cannot continue to be engaged by an entity if it has resigned as auditor for a corporation which controls such entity. Accordingly, pursuant to this firm policy, since E&Y resigned in May 1998 as auditors of Premier Laser Systems, Inc., a California corporation which holds a controlling interest in the Company, E&Y had to resign as auditors of the Company.

     In connection with the audits of the two years ended August 31, 1997, and the subsequent interim period through August 21, 1998, there were no disagreements between the Company and E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of E&Y would have caused it to make reference to the matter in E&Y's report.

     The audit reports of E&Y on the financial statements of the Company as of and for the years ended August 31, 1997 and August 31, 1996, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

     The Company has requested E&Y to provide it with a letter addressed to the Securities and Exchange Commission stating whether or not E&Y agrees with Company's disclosures as set forth herein. A copy of such letter will be filed as an amendment to this Report on Form 8-K.

ITEM 7. EXHIBITS.

EXHIBIT NO.     DESCRIPTION
-----------     -----------

16.1* -         Letter of Ernst & Young LLP.


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*To be filed by amendment.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           OPHTHALMIC IMAGING SYSTEMS

August 27, 1998                          By: /s/ STEVEN R. VERDOONER
                                           ----------------------------
                                               Steven R. Verdooner
                                               CHIEF EXECUTIVE OFFICER
                                                    AND SECRETARY

                                 EXHIBIT INDEX


EXHIBIT NO.     DESCRIPTION
-----------     -----------

16.1* -         Letter of Ernst & Young LLP.


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*To be filed by amendment.